UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2013, ITC Holdings Corp., a Michigan corporation (“ITC”), entered into Amendment No. 2 (the “Amendment”) to that certain Merger Agreement, dated December 4, 2011, as amended by Amendment No. 1 to the Merger Agreement, dated September 21, 2012 (collectively, the “ Merger Agreement”), among Entergy Corporation, a Delaware corporation (“Entergy”), Mid South TransCo LLC, a Delaware limited liability company and presently a wholly owned subsidiary of Entergy (“TransCo”), and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC), a Delaware limited liability company and a direct wholly owned subsidiary of ITC.

Provisions of the Business Corporation Act of the State of Michigan (the “MBCA”) regarding the availability of dissenters’ rights for shareholders of a Michigan corporation in connection with transactions like the merger contemplated by the Merger Agreement were recently amended to eliminate such rights. As a result of such changes, holders of ITC common stock as of the record date of the special meeting of shareholders at which approval of the merger will be considered and who may have otherwise been entitled to dissenters’ rights will not be entitled to dissenters’ rights under the MBCA as amended. The Amendment amends the Merger Agreement to reflect these recent changes to the MBCA.

The preceding summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Amendment No. 2 to the Merger Agreement, dated as of January 28, 2013, among Entergy Corporation, Mid South TransCo LLC, ITC Holdings Corp. and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC).

•     •    •     •     •    •

Additional Information and Where to Find It

On September 25, 2012, ITC filed a registration statement on Form S-4 (Registration No. 333-184073) with the SEC registering shares of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions, but this registration statement has not become effective.  This registration statement includes a proxy statement of ITC that also constitutes a prospectus of ITC, and will be sent to ITC shareholders.  In addition, TransCo will file a registration statement with the SEC registering TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. Entergy shareholders are urged to read the proxy statement/prospectus included in the ITC registration statement and the proxy statement/prospectus to be included in the TransCo registration statement (when available) and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. ITC shareholders are urged to read the proxy statement/prospectus included in the ITC registration statement and any other relevant documents because they contain important information about TransCo and the proposed transactions. The proxy statement/prospectus and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000 New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888- ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

Participants in this Transaction

This communication is not a solicitation of a proxy from any security holder of ITC. However, Entergy, ITC and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entergy, may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 28, 2012, and its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders filed with the SEC on March 23, 2012.  Information about the directors and executive officers of ITC may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 22, 2012, and its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders filed with the SEC on April 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 31, 2013

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amendment No. 2 to the Merger Agreement, dated as of January 28, 2013, among Entergy Corporation, Mid South TransCo LLC, ITC Holdings Corp. and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC).